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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 16, 1999



                            MRV COMMUNICATIONS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  DELAWARE                                       06-1340090
      (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NUMBER)

            8943 FULLBRIGHT AVE
               CHATSWORTH, CA                                      91311
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

                    ISSUER'S TELEPHONE NUMBER: (818)767-9044




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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)







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Item 5.  Other Events

         On February 16, 1999, MRV Communications, Inc. (the "Registrant") issued a press release announcing the Registrant's year and fourth quarter results. A copy of the press release with a description of the events reported in this Form 8-K is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         99.1     Press Release dated February 16, 1999.
















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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: February 19, 1999


                                        MRV COMMUNICATIONS, INC.



                                        BY:    /s/ Edmund Glazer
                                            ------------------------------------
                                               Edmund Glazer
                                               Executive Vice President Finance
                                               and Administration
                                               and Chief Financial Officer

















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